Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2024
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Noncancelable Purchase Obligations

The Company depends upon third party subcontractors for manufacturing of wafers, packaging and final tests. As of June 30, 2024, and December 31, 2023, the total value of open purchase orders for such manufacturing contractors was approximately $6,762 thousand and $4,951 thousand, respectively.

The Company has noncancelable purchase agreements for certain IP embedded in the Company products as well as certain agreements for the license of development tools used by the development team. As of June 30, 2024, and December 31, 2023, the value of non-paid amounts related to such agreements totaled to $3,849 thousand and $5,513 thousand, respectively.

b.	Legal proceedings

As of June 30, 2024, and to date, the Company is not a party to, or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

c.	On March 26, 2024, the Company received a complaint from a customer regarding allegedly damaged products that suffer from a design and/or manufacturing defect. Preliminary internal assessments by the Company are currently being conducted. At this early stage, the Company is unable to estimate the volume of this alleged damage. As of June 30, 2024, the Company has not recorded a relevant provision in its books.